Exhibit 10.49

Summary Translation of Purchase Agreement

Buyer: Southwest Oil Gas Company of SINOPEC

Supplier: Jining ENI Energy Technology Co., Ltd.

Contract Number: GX2008-710

Signing place: Urumchi

Signing date: 17th December, 2008

Total sum: RMB1,880,000 (tax not included), with tax: RMB2,199,600

Product: Rotate acid-rock testing system , one second hand IBMR400laptop, laser printer HP1215

ENI has not yet collected full payment or issued an invoice but has recognized this amount as income for 2008.